                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JULY    YEAR: 2002

                                    1/31/02        2/28/02       3/31/02        4/30/02
                 MONTH              Revised        Revised       Revised        Revised        5/31/02    6/30/02     7/31/02
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)              $ 20,053,870   $ 20,096,849  $ 21,923,335   $ 42,567,625   $ 45,186,158   $  48,626,030  $ 31,375,535

INCOME BEFORE INT.
 DEPREC./TAX                  $ (2,798,067)  $ (2,749,269) $   (148,300)  $  5,024,220   $  4,957,088   $   7,401,423  $   (404,653)

NET INCOME (LOSS) (MOR-6)     $ (7,180,158)  $ (6,872,689) $ (4,363,757)  $    495,693   $    813,702   $   2,748,385  $ (4,909,430)

PAYMENTS TO INSIDERS (MOR-9)  $    142,597   $    116,429  $    150,683   $    494,281   $     78,911   $     131,411  $     78,911

PAYMENTS TO PROFESSIONALS
 (MOR-9)                      $  1,238,773   $  1,045,883  $  1,257,449   $  1,572,252   $  1,014,508   $     700,599  $  1,019,131


TOTAL DISBURSEMENTS
(MOR-7)(1)                    $ 51,372,937   $ 45,245,622  $ 56,865,534   $ 57,893,073   $ 69,069,844   $  90,769,682  $ 89,651,958


(1) Excludes intercompany
    transfers as follows:     $ 13,719,923   $ 18,261,420  $ 23,396,865   $ 20,186,176   $ 16,157,239   $  17,490,363  $ 15,729,203


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         8/19/02
                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.



 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.


                                                                    Page 4 of 14
                                                                         8/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Munich Re:, et. al.                        Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/03   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/04    Various
      Depositor's Forgery       Agreement.  Ded. $25,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/03    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


      ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     808              $       -                 $     139
        Trade accounts receivable, net              -                   63,159                     65                     2,912
        Other Receivables                           -                      500                      -                     3,048
        Due from affiliates                     1,375                   25,754                 13,785                         -
        Inventories                                 -                   30,182                      -                     7,926
        Prepaid expenses                           33                    4,422                      -                        92
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,825                 13,850                    14,117

Property, plant and equipment, net                  -                  117,553                  2,699                     5,835
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,332                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,798                      -                     1,185
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 219                  170,644                  1,298                     7,220
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   43,548                      -                    10,956
        Secured - Other                                                    410
        Unsecured debt                        186,538                  258,981                  1,110                    70,859
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,088)                 (61,124)                 4,139                   (10,868)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,720)                (511,963)                19,473                  (140,923)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,720)                (514,500)                19,473                  (140,923)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     170           $       -           $     212
        Trade accounts receivable, net             -                      2,372               1,076               4,678
        Other Receivables                          -                      4,406                   -                   -
        Due from affiliates                    3,467                     58,291                 676               8,733
        Inventories                                -                          -                 117               1,609
        Prepaid expenses                           -                          -                   -                   1
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,467                     65,239               1,869              15,233

Property, plant and equipment, net                 -                          -                   -              41,446
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,451                   -
Other assets                                   2,524                      2,208                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 86                     24,650                 799               1,542
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          700                     12,857                   -                   -
        Secured - Other
        Unsecured debt                         1,123                    265,052                 170              62,343
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,451
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date      (349)                       745                (792)            (10,175)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                                 430                     (6,453)              2,351              (7,206)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       430                     (6,453)              2,351              (7,206)

TOTAL LIABILITIES AND EQUITY                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,330
        Trade accounts receivable, net              -                 74,262
        Other Receivables                           -                  7,954
        Due from affiliates                  (112,357)                  (276)
        Inventories                                 -                 39,834
        Prepaid expenses                            -                  4,548
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (112,357)               127,652

Property, plant and equipment, net                  -                167,533
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,832
Investments in Subs                          (381,604)                45,453
Other assets                                       (1)                40,579
                                            --------------------------------

TOTAL ASSETS                                $(493,962)             $ 388,049
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (47,094)               159,364
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,656)                56,405
        Secured - Other                                                  410
        Unsecured debt                       (133,138)               713,038
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,180)              (546,055)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (79,512)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,181)              (861,192)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,181)              (863,729)

TOTAL LIABILITIES AND EQUITY                $(493,962)            $  388,049
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                        ----------------------------------------------------------------------------------
                                         1/31/02     2/28/02      3/31/02       4/30/02    5/31/02     6/30/02     7/31/02
                                        ----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $  43,566   $ 43,581  $    53,511   $   61,483   $   68,952  $  70,812   $ 65,012
ROYALTY AND REVENUE PAYABLE                      --                      --           --           --         --         --
NOTES PAYABLE - INSURANCE                        --                      --           --           --         --         --
TAX PAYABLE:                                     --                      --                        --         --         --
    Federal Payroll Taxes                        --                       8            8           98          3         --
    State Payroll & Sales                       231        364          437          405          409        415        419
    Ad Valorem Taxes                             --                      --           --           --         --         --
    Other Taxes                               3,901      4,527        5,162        5,795        4,408      3,730      4,290
TOTAL TAXES PAYABLE                       $   4,132   $  4,891  $     5,607   $    6,208   $    4,915  $   4,148   $  4,709
SECURED DEBT POST-PETITION                   51,346     51,127       56,066       78,668       74,598     76,479     58,656
ACCRUED INTEREST PAYABLE                        370        553          670          752          518        624        509
*ACCRUED PROFESSIONAL FEES:                   5,236      5,587        5,989        6,106        6,427      7,096      7,490
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs       37,458     31,736       31,003       30,498       32,171     32,233     34,268
  2.  Lease Operating Expenses/Capital           --         --           --           --           --         --         --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $ 142,108   $137,475  $   152,846   $  183,715   $  187,581  $ 191,392   $170,644
================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JULY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 59,395    $ 59,395     $     --   $     --   $     --   $     --

        31-60           122         122           --         --         --         --

        61-90           859         859           --         --         --         --

        91 +         28,749      28,749           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 89,125    $ 89,125     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JULY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       31,375,535    $          212,365    $        1,861,900
TOTAL COST OF REVENUES                                         --            28,776,747               212,365             2,239,380
GROSS PROFIT                                   $               --    $        2,598,788    $               --    $         (377,480)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           41,359    $          995,615    $               --    $          136,196
  Insiders Compensation                                        --                    --                    --                    --
  Professional Fees                                            --             1,574,317                    --                    --
  Other (Earnings in Joint Venture)                            --               433,509               (50,511)                   --

TOTAL OPERATING EXPENSE                        $           41,359    $        3,003,441    $          (50,511)   $          136,196
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (41,359)   $         (404,653)   $           50,511    $         (513,676)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,545,388                    --               614,434
DEPRECIATION                                                   --             1,959,389                    --                47,662
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,504,777    $               --    $          662,096
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (41,359)   $       (4,909,430)   $           50,511    $       (1,175,772)
INCOME TAXES                                                   --                    --                 2,385                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (41,359)   $       (4,909,430)   $           48,126    $       (1,175,772)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          938,666   $          578,568
TOTAL COST OF REVENUES                                          --                75,015              695,045
GROSS PROFIT                                    $           83,333    $          863,651   $         (116,477)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           10,652    $          253,095   $          (96,072)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           10,652    $          253,095   $          (96,072)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           72,681    $          610,556   $          (20,405)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,534                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,329   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           12,016    $          (35,773)  $          (20,405)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           12,016    $          (35,773)  $          (20,405)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,407,217   $         (83,333)    $      38,374,251
TOTAL COST OF REVENUES                                       2,326,294             (83,333)           34,241,513
GROSS PROFIT                                        $        1,080,923   $              --     $       4,132,738
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,505   $        (558,910)            1,407,440
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,574,317
  Other (Earnings in Joint Venture)                                 --                  --               382,998

TOTAL OPERATING EXPENSE                             $          625,505   $        (558,910)    $       3,364,755
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          455,418   $         558,910               767,983
INTEREST EXPENSE (includes amort of debt fees)                      --             558,910             3,916,931
DEPRECIATION                                                   325,962                  --             2,841,808
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          325,962   $         558,910     $       6,758,739
=================================================================================================================
NET INCOME BEFORE TAXES                             $          129,456   $              --     $      (5,990,756)
INCOME TAXES                                                        --                  --                 2,385
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          129,456   $              --     $      (5,993,141)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                                          Jan-02           Feb-02          Mar-02
                                                                                      ------------     ------------    ------------
1. CASH-BEGINNING OF MONTH                                                                (256,194)         498,098      (1,530,893)
                                                                                      ============     ============    ============

RECEIPTS:

2. CASH SALES                                                                                   --               --              --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                                           24,602,303       20,717,983      25,478,506

4. LOANS & ADVANCES - CIT
   REVOLVER                                                                             31,600,000       26,900,000      36,300,000

5. SALE OF ASSETS                                                                               --               --              --

6. OTHER (attach list)                                                                   9,644,850       13,860,068      19,408,945
                                                                                      ------------     ------------    ------------
TOTAL RECEIPTS                                                                          65,847,152       61,478,051      81,187,451
                                                                                      ------------     ------------    ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                                    N/A              N/A             N/A
                                                                                      ============     ============    ============
DISBURSEMENTS:

7. NET PAYROLL                                                                           1,297,213        1,930,462       2,601,421

8. PAYROLL TAXES PAID                                                                      974,973          972,750      $1,053,588

9. SALES, USE & OTHER TAXES
   PAID                                                                                     57,123               --       1,404,405

10.SECURED/RENTAL/LEASES                                                                   161,222          154,571          99,905

11.UTILITIES                                                                             2,765,343        2,158,233       1,150,288

12.INSURANCE                                                                               728,204          589,057         410,554

13.INVENTORY PURCHASES                                                                  11,876,414        2,984,285      10,861,846

14.VEHICLE EXPENSES                                                                             --               --              --

15.TRAVEL & ENTERTAINMENT                                                                   60,079           63,635          36,818

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                                              1,487,951        7,400,962       4,837,494

17.ADMINISTRATIVE & SELLING                                                              2,804,552        2,442,379       3,841,855

18.OTHER (attach list)                                                                  41,641,012       43,639,825      52,706,777

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                                           63,854,086       62,336,159      79,004,950

19.PROFESSIONAL FEES                                                                     1,185,274        1,045,883       1,257,449

20.U.S. TRUSTEE FEES                                                                        53,500               --              --

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                                                     --          125,000              --

                                                                                      ------------     ------------    ------------
TOTAL DISBURSEMENTS                                                                     65,092,860       63,507,042      80,262,399
                                                                                      ============     ============    ============

22.NET CASH FLOW                                                                           754,292       (2,028,991)        925,052

23.CASH - END OF MONTH (MOR-2)                                                             498,098       (1,530,893)       (605,842)


per MOR-7                                                                               498,097.76    (1,530,893.34)    (605,841.51)
per 211 trial balance                                                                 1,983,218.51       986,980.26      636,425.59
                                                                                    --------------   --------------  --------------
difference                                                                            1,485,120.75     2,517,873.60    1,242,267.10

g/l acct 10123 - not a good account,
   s/b zero                                                                                 794.70           794.70          794.70
g/l acct 10131 - account was closed
    before filing, bal s/b zero                                                           4,029.99         4,029.99        4,029.99
g/l acct 10199 - cash overdraft
    reclass of outstanding checks                                                     1,480,296.06     2,513,048.91    1,237,442.41
                                                                                    --------------   --------------  --------------
reconciled difference                                                                 1,485,120.75     2,517,873.60    1,242,267.10


  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                                       Apr-02            May-02          Jun-02          Jul-02             DATE
                                                   ------------      ------------    ------------    ------------      -----------
1. CASH-BEGINNING OF MONTH                             (605,842)        1,432,341        (223,012)      2,127,996        9,346,546
                                                   ============      ============    ============    ============      ============

RECEIPTS:

2. CASH SALES                                                --                --              --             --                 --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                        17,926,575        34,807,911      46,518,489      50,696,794       349,155,581

4. LOANS & ADVANCES - CIT
   REVOLVER                                          46,100,000        37,400,000      51,000,000      40,400,000       428,200,000

5. SALE OF ASSETS                                            --                --              --              --                --

6. OTHER (attach list)                               16,090,857        11,363,818      13,092,564      11,507,508       158,039,982
                                                   ------------      ------------    ------------    -------------     ------------
TOTAL RECEIPTS                                       80,117,432        83,571,729     110,611,053     102,604,302       935,395,563
                                                   ------------      ------------    ------------    -------------     ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                 N/A               N/A             N/A             N/A             N/A
                                                   ============      ============    ============     =============    ============
DISBURSEMENTS:

7. NET PAYROLL                                        1,983,856         1,609,373       2,733,978       1,746,717        25,033,973

8. PAYROLL TAXES PAID                                   932,205           936,861       1,092,418         852,876        11,253,992

9. SALES, USE & OTHER TAXES
   PAID                                               1,650,149         1,456,271       1,303,015         117,874         7,654,279

10.SECURED/RENTAL/LEASES                                 30,705           101,829         147,956         167,081         1,870,506

11.UTILITIES                                          6,922,372         3,817,800       3,361,146       4,886,600        43,269,000

12.INSURANCE                                             50,625            15,583           7,256       1,010,982         6,446,263

13.INVENTORY PURCHASES                               17,691,587        16,201,310      29,280,908      20,102,494       165,534,349

14.VEHICLE EXPENSES                                          --                --              --               --               --

15.TRAVEL & ENTERTAINMENT                                65,732            72,716          38,426          19,843           593,708

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                           3,235,006         1,896,650       1,681,812       1,825,551        28,511,844

17.ADMINISTRATIVE & SELLING                           4,503,340         4,089,807       2,334,678       3,411,237        35,902,265

18.OTHER (attach list)                               39,441,420        54,014,374      65,577,853      70,220,775       608,440,801

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                        76,506,997        84,212,575     107,559,446     104,362,030       934,510,980

19.PROFESSIONAL FEES                                  1,525,502         1,014,508         700,599         971,381        10,566,742

20.U.S. TRUSTEE FEES                                     46,750                --              --          47,750           188,250

21.OTHER REORGANIZATION
     EXPENSES (attach list)                                  --                --              --              --           125,000

                                                   ------------      ------------    ------------     -------------    ------------
TOTAL DISBURSEMENTS                                  78,079,249        85,227,083     108,260,045      105,381,161      945,390,972
                                                   ============      ============    ============     =============    ============

22.NET CASH FLOW                                      2,038,183        (1,655,353)      2,351,008       (2,776,859)      (9,995,409)

23.CASH - END OF MONTH (MOR-2)                        1,432,341          (223,012)      2,127,996         (648,863)        (648,863)

per MOR-7                                          1,432,341.16       (223,012.32)   2,127,995.75       (648,863.18)
per 211 trial balance                              1,865,999.23      1,368,935.72    2,127,995.75        870,570.06
                                                 --------------    --------------   --------------    --------------
difference                                           433,658.07      1,591,948.04           (0.00)     1,456,433.24

g/l acct 10123 - not a good account,
   s/b zero                                              794.70                0.00             0.00           0.00
g/l acct 10131 - account was closed
   before filing, bal s/b zero                         4,029.99                0.00             0.00           0.00
g/l acct 10199 - cash overdraft
    reclass of outstanding checks                    428,833.38        1,591,948.04             0.00   1,456,433.24
                                                 --------------      --------------   --------------  --------------
reconciled difference                                433,658.07        1,591,948.04             0.00   1,456,433.24

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                   Jan-02     Feb-02      Mar-02      Apr-02       May-02        Jun-02       Jul-02      DATE
                                  ---------- ---------- ------------ ----------  ------------- ------------ ----------- -----------
6.  OTHER RECEIPTS:

    Interest Income                       --         --           --         --             --            --         --      80,302

    401(k) Plan Refund                    --         --           --         --             --            --         --          --

    Cobra Insurance Payment               --         --           --         --             --            --         --          --

    Miscellaneous                    100,833    223,221      131,124    195,444        128,178       159,394    119,703   3,013,962

    Royalty Owners Trust Account          --         --           --         --             --            --         --          --

    Emission Credits                      --         --           --         --             --            --         --          --

    Account Transfers              9,120,571 13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 10,517,018 144,907,144

    Intercompany Transfers           423,445         --    1,562,134    655,895             --     1,398,119    870,787  10,038,574
                                  ---------- ---------- ------------ ----------  ------------- ------------- ---------- -----------
   TOTAL OTHER RECEIPTS            9,644,850 13,860,068   19,408,945 16,090,857     11,363,818    13,092,564 11,507,508 158,039,982
                                  ========== ========== ============ ==========  ============= ============= ========== ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense               --         --           --         --             --            --         --          --

    Workover Expense                      --         --           --         --             --            --         --          --

    Capital Expenditures           1,491,633  1,841,654    1,418,900   (581,465)       598,552       134,895    178,576   6,856,721

    Revenue & Royalties                   --          -           --         --             --            --         --          --

    Interest Payment                      --          -           --         --             --            --         --      97,161

    Employee Benefits              2,711,036  1,602,513    2,285,842  2,492,292      1,544,520     2,998,019  1,890,070  24,130,613

    Severance tax                         --          -           --         --             --            --         --          --

    Pre-petition checks voided
       in current period                  --          -           --         --             --            --         --     (30,000)

    Account Transfers              9,120,571 13,636,846   17,715,686 15,239,518     11,235,640    11,535,051 10,517,018 144,907,144

    CIT Revolver Payments         23,718,420 21,934,238   25,605,169 17,344,416     35,714,063    44,954,575 52,422,925 366,907,247

    Intercompany Transfers         4,599,352  4,624,574    5,681,179  4,946,658      4,921,599     5,955,312  5,212,185  65,571,915
                                  ---------- ---------- ------------ ----------  ------------- ------------- ---------- -----------
TOTAL OTHER DISBURSEMENTS         41,641,012 43,639,825   52,706,777 39,441,420     54,014,374    65,577,853 70,220,775 608,440,801
                                  ========== ========== ============ ==========  ============= ============= ========== ===========




                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                    1,726,776           242,695           887,158          (730,647)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         46,005,980

  4.  LOANS & ADVANCES - CIT REVOLVER                             40,400,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --           870,787         2,500,000         7,308,003
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                46,005,980        41,270,787         2,500,000         7,308,003
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    1,746,717                --

  8.  PAYROLL TAXES PAID                                                               852,876

  9.  SALES, USE & OTHER TAXES PAID                                   58,870                              59,004

  10. SECURED/RENTAL/LEASES                                                                              167,081

  11. UTILITIES                                                    4,886,600

  12. INSURANCE                                                      669,489                             341,493

  13. INVENTORY PURCHASES                                         18,957,314                           1,145,180

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              19,843

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  1,825,551

  17. ADMINISTRATIVE & SELLING                                       304,725                           3,106,512

  18. OTHER (attach list)                       47,630,399        16,569,591                --           519,243
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           47,630,399        41,446,589         2,599,593         7,183,908
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --           971,381

  20. U.S. TRUSTEE FEES                                 --                --                --            47,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           47,630,399        41,446,589         2,599,593         8,203,039
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                             (1,624,419)         (175,802)          (99,593)         (895,036)

  23. CASH - END OF MONTH (MOR-2)                  102,356            66,893           787,565        (1,625,683)


  CASH RECEIPTS AND                             Chase             Chase             Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508         5561833            Debtor
  -----------------                        ---------------   ---------------    ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --              2,014         2,127,996
                                           ===============   ===============    ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                 --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                               4,690,814        50,696,794

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                  40,400,000

  5.  SALE OF ASSETS                                                                                           --

  6.  OTHER (attach list)                          699,884             9,131            119,703        11,507,508
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL RECEIPTS                                   699,884             9,131          4,810,518       102,604,302
                                           ---------------   ---------------    ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A                N/A               N/A
                                           ===============   ===============    ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                 --         1,746,717

  8.  PAYROLL TAXES PAID                                                                                  852,876

  9.  SALES, USE & OTHER TAXES PAID                                                                       117,874

  10. SECURED/RENTAL/LEASES                                                                               167,081

  11. UTILITIES                                                                                         4,886,600

  12. INSURANCE                                                                                         1,010,982

  13. INVENTORY PURCHASES                                                                              20,102,494

  14. VEHICLE EXPENSES                                                                                         --

  15. TRAVEL & ENTERTAINMENT                                                                               19,843

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                   1,825,551

  17. ADMINISTRATIVE & SELLING                                                                          3,411,237

  18. OTHER (attach list)                          699,884             9,131          4,792,526        70,220,775
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS              699,884             9,131          4,792,526       104,362,030
                                           ===============   ===============    ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                 --           971,381

  20. U.S. TRUSTEE FEES                                 --                --                 --            47,750

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                 --                --
                                           ---------------   ---------------    ---------------   ---------------
  TOTAL DISBURSEMENTS                              699,884             9,131          4,792,526       105,381,161
                                           ===============   ===============    ===============   ===============
  22. NET CASH FLOW                                     --                --             17,992        (2,776,859)

  23. CASH - END OF MONTH (MOR-2)                       --                --             20,005           (648,863)



MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                                        Chase           Chase           Chase           Chase
DISBURSEMENTS:                                              00101824317     00103316882      103405743     6301810002508
--------------                                              -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      2,500,000         7,308,003

     Intercompany Transfers                                                   870,787
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                               --         870,787       2,500,000         7,308,003
                                                           ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                       178,576

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        840,388                           340,667

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     10,517,018

     CIT Revolver Payments                                 47,630,399              --

     Intercompany Transfers                                                 5,212,185
                                                           ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                                  47,630,399      16,569,591              --           519,243
                                                           ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             119,703         119,703

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                         699,884          9,131                                       10,517,018

     Intercompany Transfers                                                                                    870,787
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                           699,884          9,131              --          119,703      11,507,508
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                      178,576

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                         699,884          9,131                                        1,890,070

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      10,517,018

     CIT Revolver Payments                                                                   4,792,526      52,422,925

     Intercompany Transfers                                                                                  5,212,185
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                      699,884          9,131              --        4,792,526      70,220,775
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF           JULY 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                    AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $       102,134    $        67,115    $       365,162    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                        (1,625,683)

OTHER                                   223               (221)           422,402
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $       102,357    $        66,894    $       787,564  $      (1,625,683)
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $     1,726,776    $       242,696    $       887,157    $      (730,647)

RECEIPTS                         46,005,980         40,400,000

TRANSFERS BETWEEN ACCOUNTS                         (14,858,416)         2,500,000          7,308,003

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS      (47,630,399)       (25,717,386)        (2,599,593)        (8,203,039)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $       102,357    $        66,894    $       787,564    $    (1,625,683)
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $        20,005    $       554,416

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (1,625,683)

OTHER                                                                                         422,404
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $        20,005    $      (648,863)
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $         2,014    $     2,127,996

RECEIPTS                                                                 4,810,518         91,216,498

TRANSFERS BETWEEN ACCOUNTS           699,884              9,131                            (4,341,398)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (699,884)            (9,131)        (4,792,527)       (89,651,959)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $        20,005    $      (648,863)
                             ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                   FILING TO
       NAME/POSITION/COMP TYPE(2)         Jan-2002  Feb-2002    Mar-2002    Apr-2002    May-2002    Jun-2002    Jul-2002     DATE
----------------------------------------   --------- --------   --------    --------   ----------   ---------   ---------  ---------
 1. Frank Diassi/Chairman
    of Board/Salary                       $      --                         $     --   $       --   $      --   $      -- $   62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                                                                             --                                 --
 3. Frank Diassi/Chairman
    of Board/Expenses                            --                                            --                      --         --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                                                                                  45,193
 5. David Elkins/President/Salary            29,167   29,167       30,333     30,333       30,333      30,333      30,333    207,667
 6. David Elkins/President/Bonus                 --                22,750    136,500           --      21,875          --    181,125
 7. David Elkins/President/Expenses           3,378    4,601           --      5,115           --          --                 15,129
 8. David Elkins/President/Life
    Insurance                                 2,184                    --         --                                           2,184
 9. Richard Crump/Exec VP Opers/Salary       28,636   27,500       27,917     27,917       27,917      27,917      27,917    189,887
10. Richard Crump/Exec VP Opers/Bonus         1,875                20,938    125,625           --      20,625          --    167,188
11. Richard Crump/Exec VP Opers/Expense       4,453    5,404        4,610      6,728           --                             24,057
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                               16,667   16,667       18,333     18,333       18,333      18,333      18,333    121,667
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                    --                11,000     79,200           --      10,000          --    100,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                               4,509    4,629        2,474      6,402           --          --                 20,213
15. Robert Roten/Former Pres & Board
    Member/SERP                               2,328    2,328        2,328      2,328        2,328       2,328       2,328     16,296
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --   10,000       10,000     10,000           --                      --     30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                           15,150       --           --     13,750           --                             28,900
18. Rolf Towe/Board Member/BOD fees          10,850       --           --      9,650           --                             20,500
19. Rolf Towe/Board Member/Expenses              --   16,133           --                      --                      --     16,133
20. Hunter Nelson/Board Member               11,150       --           --     10,350           --                             21,500
21. Frank Hevrdejs/Board Member              12,250       --           --     12,050           --                             24,300
                                          --------- --------    ---------   --------   ----------   ---------   --------- ----------
TOTAL INSIDERS (MOR-1)                    $ 142,597 $116,429    $ 150,683   $494,281   $   78,911   $ 131,411   $  78,911 $1,294,639
                                          ========= ========    =========   ========   ==========   =========   ========= ==========


       PROFESSIONALS                                                                                                      FILING TO
      NAME/ORDER DATE           Jan-2002     Feb-2002      Mar-2002      Apr-2002     May-2002     Jun-2002    Jul-2002     DATE
---------------------------    ----------  ------------  -----------   -----------   -----------   ---------   --------- -----------
 1. Logan & Company, Inc.      $ 9,958.00  $  15,624.27  $    23,247   $     3,541   $  6,645.54  $  2,631.30 $    2,850  $  155,266
 2. Andrews & Kurth LLP           139,340    128,643.28      213,187       132,819    256,170.65   246,122.69    199,288   1,080,887
 3. US Trustee                     53,500            --           --        46,750            --           --     47,750     100,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP            293,229    466,138.76      634,706       321,403    406,542.75   115,338.02    405,299   2,122,020
 5. Akin Gump Strauss                  --     35,089.74      120,257        78,728     81,093.82   104,790.97     64,896     673,273
 6. Arthur Andersen               115,041     22,556.70           --        95,421     70,316.52           --     12,986     470,062
 7. Lazard Freres & Co. LLC            --    284,550.16      153,356       295,856    138,638.86   182,916.20    138,779   1,141,014
 8. Baker & Botts                 111,985     46,197.50       32,861        66,007     30,965.11    10,376.97     13,310     575,335
 9. Groom Law Group                10,078      9,773.24        9,738        23,879     10,670.30     4,244.10      4,735      80,056
10. Nexant, Inc.                    8,399     37,309.09       16,416         9,595     13,464.59    34,178.90     76,738     168,199
11. Greenhill & Co.               497,243            --       53,680       498,253            --           --     52,500   1,049,176
                               ----------  ------------  -----------   -----------   -----------  -----------  ---------- ----------
TOTAL PROFESSIONALS (MOR-1)    $1,238,773  $  1,045,883  $ 1,257,449   $ 1,572,252   $ 1,014,508  $   700,599 $1,019,131  $7,615,537
                               ==========  ============  ===========   ===========   ===========  =========== ==========  ==========


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9